UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - August 21, 2024

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, without par value	ALE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07    Submission of Matters to a Vote of Security Holders.

ALLETE, Inc. (the “Company”) held a special meeting of shareholders on August 21, 2024 (the “Special Meeting”). The Special Meeting was held in order for the shareholders of the Company to vote on the following proposals set forth in the Company’s definitive proxy statement (the “Proxy Statement”) filed by the Company with the U.S. Securities and Exchange Commission on July 10, 2024. As of the close of business on July 1, 2024, the record date for the Special Meeting, the Company had a total of 57,754,294 shares of common stock outstanding and entitled to vote at the Special Meeting, of which 43,949,189 shares, representing approximately 76 percent of the outstanding shares of common stock, were represented at the Special Meeting in person or by proxy. Each matter voted upon at the Special Meeting and the final results of the voting on each such matter are presented below. For a complete description of the matters voted upon at the Special Meeting, see the Proxy Statement. There were no recorded broker non-votes.

Item 1 - Merger Proposal.

The Company’s shareholders approved and adopted the Agreement and Plan of Merger, dated as of May 5, 2024, by and among the Company, Alloy Parent LLC (“Parent”) and Alloy Merger Sub LLC, a wholly owned subsidiary of Parent (“Merger Sub”), and approved the transactions contemplated thereby, including the merger (the “Merger”) of Merger Sub with and into the Company (the “Merger Proposal”), by the following vote:

Votes For	Votes Against	Abstentions
42,640,213	1,171,399	137,577
Item 2 - Merger-Related Compensation Proposal.

The Company’s shareholders approved, on a nonbinding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger, by the following vote:

Votes For	Votes Against	Abstentions
39,520,180	4,109,938	319,071
Item 3 - Special Meeting Adjournment Proposal.

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal which would have given the Company’s board of directors authority to adjourn the Special Meeting, if such proposal was called at the Special Meeting, including to solicit additional proxies in favor of the Merger Proposal if there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum (the “Special Meeting Adjournment Proposal”). As a quorum was present and there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Special Meeting Adjournment Proposal was unnecessary and such proposal was not submitted to shareholders for approval at the Special Meeting.

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure

On August 21, 2024, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The press release is being furnished, not filed, pursuant to Regulation FD. Accordingly, the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference. The furnishing of the press release is not intended to, and does not, constitute a determination or admission by the Company that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

ALLETE Form 8-K dated August 21, 2024

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit        Description

99.1        Press Release, dated August 21, 2024
104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

Readers are cautioned that forward-looking statements should be read in conjunction with disclosures under the heading: “Forward-Looking Statements” located on page 3 of this Current Report on Form 8-K.

ALLETE Form 8-K dated August 21, 2024

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the proposed transaction; the risk that the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; and the diversion of management’s time on transaction-related issues.

When used in this Form 8-K, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “target,” “could,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “may,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Form 10-Q for the quarter ended June 30, 2024, the Company’s Form 10-K for the year ended December 31, 2023 and in subsequently filed Forms 10-Q and 8-K, and in any other SEC filings made by the Company. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date hereof, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

ALLETE Form 8-K dated August 21, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

August 21, 2024	/s/ Steven W. Morris
Steven W. Morris
Senior Vice President and Chief Financial Officer

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ALLETE Form 8-K dated August 21, 2024